Exhibit 99.1

           Equity Residential Reports Second Quarter Results


    CHICAGO--(BUSINESS WIRE)--July 27, 2005--Equity Residential
(NYSE:EQR) today reported results for the quarter and six months ended June 30, 2005. All per share results are reported on a fully diluted basis.
    "Business continues to strengthen and the table is set for a strong second half of 2005 and a very good 2006," said Bruce W.
Duncan, Equity Residential's CEO.

    Second Quarter 2005

    For the quarter ended June 30, 2005, the company reported earnings of $0.44 per share compared to $0.39 per share in the second quarter of 2004. The quarterly increase is primarily attributable to $0.10 per share in higher gains on property and condominium sales, partially offset by $0.03 per share of higher interest expense and $0.01 per share of higher compensation expense related to the previously announced planned retirement of Bruce W. Duncan.
    Funds from Operations (FFO) for both the quarters ended June 30, 2005 and 2004 were $0.56 per share.
    Total revenues from continuing operations for the quarter were $499.5 million compared to $460.2 million in the second quarter of 2004. The primary components of this $39.3 million increase in revenues include the properties acquired since July 1, 2004 as well as an approximate $13.3 million increase in second quarter "same-store" revenues.

    Six Months Ended June 30, 2005

    For the six months ended June 30, 2005, the company reported earnings of $1.19 per share compared to $0.74 per share in the same period of 2004.
    FFO for the six months ended June 30, 2005 were $1.30 per share compared to $1.08 per share in the same period of 2004.
    Total revenues from continuing operations for the six months ended June 30, 2005 were $981.4 million compared to $892.2 million in the same period of 2004.

    "Same-Store" Results

    On a "same-store" second quarter to second quarter comparison, which includes 168,385 units, revenues increased 3.0 percent, expenses increased 4.9 percent and net operating income (NOI) increased 1.8 percent. On a sequential "same-store" comparison for these same 168,385 units from first quarter 2005 to second quarter 2005, revenues increased 1.9 percent, expenses increased 1.4 percent and NOI increased 2.3 percent.
    On a "same-store" six-month to six-month comparison, which includes 162,598 units, revenues increased 2.7 percent, expenses increased 4.8 percent and NOI increased 1.3 percent.

    Acquisitions/Dispositions

    During the second quarter of 2005, the company acquired 11 properties, consisting of 2,642 units, for an aggregate purchase price of $445.6 million at an average capitalization (cap) rate of 5.6 percent and one land parcel for $15.0 million.
    Also during the quarter, the company sold 14 properties, consisting of 3,320 units, for an aggregate sale price of $218.7 million at an average cap rate of 5.9 percent. In addition, the company sold 434 condominium units for $106.4 million.
    In the first six months of 2005, the company acquired 20 properties, consisting of 4,874 units, for an aggregate purchase price of $729.8 million at an average cap rate of 5.6 percent and two land parcels for $45.3 million. Also during the first six months of 2005, the company sold 24 properties, consisting of 5,994 units, for an aggregate sale price of $644.0 million at an average cap rate of 4.9 percent. In addition, the company sold 772 condominium units and two land parcels for $198.3 million and $36.3 million, respectively.

    Third Quarter 2005 Results

    Equity Residential expects to announce third quarter 2005 results on Tuesday, November 1, 2005 and host a conference call to discuss those results at 10:00 a.m. CT that day.
    Equity Residential, an S&P 500 company, is the largest publicly traded apartment company in America. Nationwide, Equity Residential owns or has investments in 933 properties in 32 states and the District of Columbia consisting of 198,240 units. For more information on Equity Residential, please visit our website at www.equityresidential.com.

    Forward-Looking Statements

    The company lists parameters for 2005 results in the final page of this release. 2005 results will depend upon a slowdown in multifamily starts and economic recovery and job growth. The forward-looking statements contained in this news release regarding 2005 results are further subject to certain risks and uncertainties including, without limitation, the risks described under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityresidential.com. This news release also contains forward-looking statements concerning development properties. The total number of units and cost of development and completion dates reflect the company's best estimates and are subject to uncertainties arising from changing economic conditions (such as costs of labor and construction materials), completion and local government regulation. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

    A live web cast of the company's conference call discussing these results and outlook for 2005 will take place today at 10:00 a.m.
Central. Please visit the Investor Information section of the company's web site at www.equityresidential.com for the link. A replay of the web cast will be available for two weeks at this site.


                          EQUITY RESIDENTIAL
                 CONSOLIDATED STATEMENTS OF OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                                Six Months Ended     Quarter Ended
                                    June 30,            June 30,
                               ------------------- -------------------
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------
REVENUES
    Rental income              $975,593  $885,339  $496,249  $456,489
    Fee and asset management      5,826     6,860     3,254     3,703
                               --------- --------- --------- ---------

        Total revenues          981,419   892,199   499,503   460,192
                               --------- --------- --------- ---------

EXPENSES
    Property and maintenance    273,341   240,866   139,646   124,728
    Real estate taxes and
     insurance                  105,589    99,538    52,822    50,612
    Property management          41,457    38,294    20,482    20,517
    Fee and asset management      4,930     4,383     2,411     2,333
    Depreciation                254,450   223,927   128,957   115,876
    General and administrative   31,271    22,546    14,211    12,876
                               --------- --------- --------- ---------

        Total expenses          711,038   629,554   358,529   326,942
                               --------- --------- --------- ---------

Operating income                270,381   262,645   140,974   133,250

    Interest and other income    62,625     4,159     3,151     2,512
    Interest:
         Expense incurred, net (184,322) (161,224)  (94,627)  (82,893)
         Amortization of
          deferred financing
          costs                  (3,294)   (2,872)   (1,597)   (1,586)
                               --------- --------- --------- ---------

Income before allocation to
 Minority Interests, loss from
  investments in unconsolidated
  entities, net gain on sales
  of unconsolidated entities
  and discontinued operations   145,390   102,708    47,901    51,283
Allocation to Minority
 Interests:
     Operating Partnership      (24,982)  (15,738)   (9,357)   (8,098)
     Preference Interests        (5,272)  (10,106)   (1,388)   (5,053)
     Junior Preference Units         (7)      (62)       (3)      (31)
     Partially Owned Properties   2,296       296       819       443
     Premium on redemption of
      Preference Interests       (4,112)        -    (2,384)        -
Loss from investments in
 unconsolidated entities           (215)   (7,797)     (157)     (391)
Net gain on sales of
 unconsolidated entities            124     4,405         -     1,971
                               --------- --------- --------- ---------
Income from continuing
 operations                     113,222    73,706    35,431    40,124
Net gain on sales of
 discontinued operations        259,824   149,259   108,559    77,760
Discontinued operations, net     (4,663)   11,222    (2,646)    4,322
                               --------- --------- --------- ---------
Net income                      368,383   234,187   141,344   122,206
Preferred distributions         (26,043)  (27,325)  (13,018)  (13,653)
                               --------- --------- --------- ---------
Net income available to Common
 Shares                        $342,340  $206,862  $128,326  $108,553
                               ========= ========= ========= =========

Earnings per share - basic:
Income from continuing
 operations available to Common
 Shares                           $0.37     $0.21     $0.10     $0.12
                               ========= ========= ========= =========
Net income available to Common
 Shares                           $1.20     $0.74     $0.45     $0.39
                               ========= ========= ========= =========
Weighted average Common Shares
 outstanding                    284,899   278,224   285,283   278,949
                               ========= ========= ========= =========

Earnings per share - diluted:
Income from continuing
 operations available to Common
 Shares                           $0.36     $0.21     $0.10     $0.11
                               ========= ========= ========= =========
Net income available to Common
 Shares                           $1.19     $0.74     $0.44     $0.39
                               ========= ========= ========= =========
Weighted average Common Shares
 outstanding                    309,362   302,017   309,979   302,201
                               ========= ========= ========= =========

Distributions declared per
 Common Share outstanding       $0.8650   $0.8650   $0.4325   $0.4325
                               ========= ========= ========= =========



                          EQUITY RESIDENTIAL
           CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                                 Six Months Ended     Quarter Ended
                                     June 30,            June 30,
                               ------------------- -------------------
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------

 Net income                    $368,383  $234,187  $141,344  $122,206
 Allocation to Minority
  Interests - Operating
  Partnership                    24,982    15,738     9,357     8,098
   Adjustments:
    Depreciation                254,450   223,927   128,957   115,876
    Depreciation - Non-real
     estate additions            (2,685)   (2,717)   (1,391)   (1,417)
    Depreciation - Partially
     Owned Properties            (2,685)   (4,171)   (1,362)   (2,075)
    Depreciation -
     Unconsolidated Properties    2,047     7,879       975     1,116
    Net (gain) on sales of
     unconsolidated entities       (124)   (4,405)        -    (1,971)
    Discontinued operations:
         Depreciation             4,818    17,834     1,243     8,700
         Net (gain) on sales
          of discontinued
          operations           (259,824) (149,259) (108,559)  (77,760)
         Net incremental gain
          on sales of
          condominium units      29,619     8,470    15,944     4,946
         Net gain on sales of
          vacant land            10,366     5,536        (2)    5,521
                               --------- --------- --------- ---------

 FFO (1)(2)                     429,347   353,019   186,506   183,240
 Preferred distributions        (26,043)  (27,325)  (13,018)  (13,653)
                               --------- --------- --------- ---------

 FFO available to Common
  Shares and OP Units - basic  $403,304  $325,694  $173,488  $169,587
                               ========= ========= ========= =========

 FFO available to Common
  Shares and OP Units -
  diluted                      $403,962  $327,672  $173,809  $170,572
                               ========= ========= ========= =========

 FFO per share and OP Unit -
  basic                           $1.32     $1.09     $0.57     $0.57
                               ========= ========= ========= =========

 FFO per share and OP Unit -
  diluted                         $1.30     $1.08     $0.56     $0.56
                               ========= ========= ========= =========

 Weighted average Common
  Shares and
    OP Units outstanding -
     basic                      305,793   299,438   306,190   299,847
                               ========= ========= ========= =========

 Weighted average Common
  Shares and
    OP Units outstanding -
     diluted                    310,209   304,557   310,808   304,733
                               ========= ========= ========= =========


(1) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The April 2002 White Paper states that gain or loss on sales of property is excluded from FFO for previously depreciated operating properties only. Once the Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property.

(2) The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company, because it is a recognized measure of performance by the real estate industry and by excluding gains or losses related to dispositions of depreciable property and excluding real estate depreciation (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help compare the operating performance of a company's real estate between periods or as compared to different companies. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. The Company's calculation of FFO may differ from other real estate companies due to, among other items, variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.



                          EQUITY RESIDENTIAL
                      CONSOLIDATED BALANCE SHEETS
            (Amounts in thousands except for share amounts)
                              (Unaudited)

                                               June 30,   December 31,
                                                 2005         2004
                                             ------------ ------------
ASSETS
Investment in real estate
  Land                                        $2,222,255   $2,183,818
  Depreciable property                        12,565,622   12,350,900
  Construction in progress (including land)      403,068      317,903
                                             ------------ ------------
Investment in real estate                     15,190,945   14,852,621
  Accumulated depreciation                    (2,765,550)  (2,599,827)
                                             ------------ ------------
Investment in real estate, net                12,425,395   12,252,794

Cash and cash equivalents                        102,752       83,505
Investments in unconsolidated entities            10,658       11,461
Rents receivable                                     942        1,681
Deposits - restricted                            172,106       82,194
Escrow deposits - mortgage                        34,586       35,800
Deferred financing costs, net                     38,242       34,986
Goodwill, net                                     30,000       30,000
Other assets                                      93,355      112,854
                                             ------------ ------------
       Total assets                          $12,908,036  $12,645,275
                                             ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable                      $3,203,644   $3,166,739
  Notes, net                                   3,021,015    3,143,067
  Line of credit                                 428,000      150,000
  Accounts payable and accrued expenses          104,751       87,422
  Accrued interest payable                        71,251       70,411
  Rents received in advance and other
   liabilities                                   272,284      227,588
  Security deposits                               49,995       49,501
  Distributions payable                          143,296      142,437
                                             ------------ ------------
       Total liabilities                       7,294,236    7,037,165
                                             ------------ ------------

Commitments and contingencies
Minority Interests:
   Operating Partnership                         333,545      319,841
   Preference Interests                           60,000      206,000
   Junior Preference Units                           184          184
   Partially Owned Properties                      7,189        9,557
                                             ------------ ------------
       Total Minority Interests                  400,918      535,582
                                             ------------ ------------

Shareholders' equity:
   Preferred Shares of beneficial interest,
    $0.01 par value; 100,000,000 shares
    authorized; 3,975,730 shares issued
    and outstanding as of June 30, 2005
    and 4,108,658 shares issued and
    outstanding as of December 31, 2004          632,893      636,216
   Common Shares of beneficial interest,
    $0.01 par value; 1,000,000,000 shares
    authorized; 287,144,333 shares issued
    and outstanding as of June 30, 2005
    and 285,076,915 shares issued and
    outstanding as of December 31, 2004            2,871        2,851
   Paid in capital                             5,172,247    5,112,311
   Deferred compensation                               -          (18)
   Distributions in excess of accumulated
    earnings                                    (563,253)    (657,462)
   Accumulated other comprehensive loss          (31,876)     (21,370)
                                             ------------ ------------
       Total shareholders' equity              5,212,882    5,072,528
                                             ------------ ------------
       Total liabilities and shareholders'
        equity                               $12,908,036  $12,645,275
                                             ============ ============



                    June YTD 2005 vs. June YTD 2004
                    YTD over YTD Same-Store Results

               $ in Millions - 162,598 Same-Store Units

                   Description     Revenues   Expenses  NOI (1)
                   -----------   ------------ -------- ---------
                    YTD 2005          $849.2   $348.0    $501.2
                    YTD 2004          $826.9   $332.0    $494.9
                                 ------------ -------- ---------
                     Change            $22.3    $16.0      $6.3
                                 ============ ======== =========
                     Change              2.7%     4.8%      1.3%


              Second Quarter 2005 vs. Second Quarter 2004
                Quarter over Quarter Same-Store Results

               $ in Millions - 168,385 Same-Store Units

                   Description     Revenues   Expenses  NOI (1)
                   -----------   ------------ -------- ---------
                     Q2 2005          $448.8   $182.6    $266.2
                     Q2 2004          $435.5   $174.2    $261.3
                                 ------------ -------- ---------
                     Change            $13.3     $8.4      $4.9
                                 ============ ======== =========
                     Change              3.0%     4.9%      1.8%


              Second Quarter 2005 vs. First Quarter 2005
          Sequential Quarter over Quarter Same-Store Results

              $ in Millions - 168,385 Same-Store Units(a)

                   Description     Revenues   Expenses  NOI (1)
                   -----------   ------------ -------- ---------
                     Q2 2005          $448.8   $182.6    $266.2
                     Q1 2005          $440.3   $180.2    $260.1
                                 ------------ -------- ---------
                     Change             $8.5     $2.4      $6.1
                                 ============ ======== =========
                     Change              1.9%     1.4%      2.3%

(a) Includes the same units as the Second Quarter 2005 vs. Second
    Quarter 2004 Same Store results for comparability purposes.


                    Same-Store Occupancy Statistics

          YTD 2005   93.8%      Q2 2005   94.1%      Q2 2005  94.1%
          YTD 2004   93.3%      Q2 2004   93.7%      Q1 2005  93.4%
                   ---------            ---------            ---------
          Change      0.5%      Change     0.4%      Change    0.7%


(1) The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI"). NOI represents rental income less property and maintenance expense, real estate tax and insurance expense, and property management expense. The Company believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment communities.



                     Same Store NOI Reconciliation
                    June YTD 2005 vs. June YTD 2004

The following table provides a reconciliation of operating income per the consolidated statements of operations to NOI for the Six-Month 2005 Same Store Properties:

                                                   Six Months Ended
                                                        June 30,
                                                 ---------------------
                                                    2005      2004
                                                 ---------- ----------
                                                 (Amounts in millions)

Operating income                                     $270.4    $262.6
Adjustments:
Non-same store operating results                      (54.1)    (11.6)
     Fee and asset management revenue                  (5.8)     (6.9)
     Fee and asset management expense                   4.9       4.4
     Depreciation                                     254.5     223.9
     General and administrative                        31.3      22.5
                                                 ---------- ----------

Same store NOI                                       $501.2    $494.9
                                                 ========== ==========


                     Same Store NOI Reconciliation
              Second Quarter 2005 vs. Second Quarter 2004

The following table presents a reconciliation of operating income per the consolidated statements of operations to NOI for the Second
Quarter 2005 Same Store Properties:

                                                     Quarter Ended
                                                        June 30,
                                                 ---------------------
                                                    2005      2004
                                                 ---------- ----------
                                                 (Amounts in millions)

Operating income                                     $141.0    $133.3
Adjustments:
Non-same store operating results                      (17.1)      0.6
     Fee and asset management revenue                  (3.3)     (3.7)
     Fee and asset management expense                   2.4       2.3
     Depreciation                                     129.0     115.9
     General and administrative                        14.2      12.9
                                                 ---------- ----------

Same store NOI                                       $266.2    $261.3
                                                 ========== ==========



                    June YTD 2005 vs. June YTD 2004
                     Same-Store Results by Market

                                         -----------------------------
                                           Increase (Decrease) from
                                                   Prior Year
   -------------------------------------------------------------------
                                    June
                           June    YTD 05
                          YTD 05  Weighted
                           % of   Average
                          Actual Occupancy Rev-  Exp-
   Markets         Units    NOI      %     enues enses   NOI Occupancy
   -------------------------------------------------------------------
 1 Boston          6,015    7.1%    93.3% (2.0%)  7.4% (7.1%)   (1.3%)
 2 South Florida   9,714    6.8%    95.6%   6.8%  4.8%   8.1%     1.3%
 3 San Francisco
    Bay Area       5,990    5.9%    95.4%   1.8%  5.1%   0.1%     0.4%
 4 Los Angeles     4,781    5.5%    95.2%   4.0%  6.8%   2.7%     0.5%
 5 Phoenix         8,988    4.7%    94.1%   6.9%  6.0%   7.4%     3.4%
 6 Atlanta         9,394    4.3%    94.1%   0.4%  2.5% (1.2%)     0.5%
 7 DC Suburban
    Virginia       4,078    4.2%    94.8%   7.6%  0.7%  11.2%   (0.1%)
 8 Dallas/Ft
    Worth          9,245    4.1%    94.8%   0.6%  3.7% (2.3%)     1.1%
 9 San Diego       3,766    4.1%    94.7%   4.3%  8.0%   2.5%     0.1%
10 New England
    (excl Boston)  6,210    3.9%    93.5% (0.0%)  7.8% (5.7%)   (1.8%)
11 Denver          6,503    3.6%    94.2% (0.9%)  5.0% (4.0%)     1.3%
12 Seattle/Tacoma  6,290    3.6%    95.4%   4.1%  4.3%   4.0%     1.7%
13 DC Suburban
    Maryland       5,309    3.6%    93.4%   2.4%  7.1% (0.3%)   (0.6%)
14 New York Metro
    Area           2,574    3.3%    95.3%   5.1%  4.7%   5.4%     1.0%
15 Inland Empire,
    CA             3,504    3.2%    94.2%   5.1% 10.3%   2.7%   (1.6%)
16 Orange Co       3,013    3.2%    95.0%   4.4%  8.5%   2.5%     0.1%
17 Orlando         5,382    3.1%    95.6%   9.3%  4.9%  12.2%     1.9%
18 Houston         5,282    2.3%    91.3% (3.2%)  3.8% (9.7%)     0.5%
19 Portland        4,374    2.3%    94.2%   5.9%  3.1%   8.1%   (0.1%)
20 Jacksonville    3,917    2.1%    94.4%   5.7%  2.1%   8.1%     2.4%
                 -----------------------------------------------------
  Top 20 Markets 114,329   80.5%    94.4%   3.1%  5.3%   1.7%     0.7%

      All Other
         Markets  48,269   19.5%    92.3%   1.4%  3.5% (0.4%)   (0.1%)
                 -----------------------------------------------------
           Total 162,598  100.0%    93.8%   2.7%  4.8%   1.3%     0.5%
                 =====================================================



              Second Quarter 2005 vs. Second Quarter 2004
                     Same-Store Results by Market

                                         -----------------------------
                                           Increase (Decrease) from
                                                 Prior Quarter
   -------------------------------------------------------------------
                                  2Q 2005
                          2Q 2005 Weighted
                           % of   Average
                          Actual Occupancy Rev-  Exp-
   Markets         Units    NOI      %     enues enses   NOI Occupancy
   -------------------------------------------------------------------
 1 South Florida  10,534    7.1%    95.3%   6.8%  4.3%   8.7%     1.2%
 2 Boston          6,151    7.1%    93.9% (0.8%)  4.6% (3.7%)   (1.6%)
 3 Los Angeles     5,470    5.9%    95.3%   4.5%  5.0%   4.3%     1.1%
 4 San Francisco
    Bay Area       5,990    5.7%    95.5%   1.8%  4.1%   0.6%     0.0%
 5 DC Suburban
    Virginia       4,956    5.0%    96.1%   7.5%  3.2%   9.5%     0.2%
 6 Atlanta        10,622    4.8%    94.2%   0.2%  3.3% (2.1%)     0.3%
 7 Phoenix         8,988    4.5%    93.8%   8.3%  5.6%  10.3%     3.3%
 8 Seattle/Tacoma  6,818    4.1%    95.9%   5.3%  2.8%   7.0%     1.7%
 9 San Diego       3,766    3.9%    95.0%   3.9%  7.7%   2.1%   (0.2%)
10 Dallas/Ft
    Worth          9,245    3.8%    94.9%   0.4%  4.7% (3.7%)     0.4%
11 New England
    (excl Boston)  6,210    3.8%    93.7% (0.5%)  8.3% (6.4%)   (2.2%)
12 Denver          6,947    3.6%    94.8%   0.9%  4.5% (1.1%)     1.5%
13 DC Suburban
    Maryland       5,309    3.4%    94.0%   2.9%  8.3% (0.2%)   (0.2%)
14 New York Metro
    Area           2,756    3.4%    96.0%   5.4%  4.5%   6.0%     0.7%
15 Inland Empire,
    CA             3,504    3.1%    94.7%   5.3% 11.3%   2.7%   (1.2%)
16 Orange Co       3,013    3.0%    95.2%   3.3%  8.5%   1.1%   (0.6%)
17 Orlando         5,382    2.9%    95.9%   9.0%  6.9%  10.3%     1.5%
18 Portland        4,374    2.2%    94.3%   5.7%  2.9%   8.0%   (0.9%)
19 Houston         5,282    2.1%    91.9% (2.9%)  5.4%(10.7%)     0.9%
20 Jacksonville    3,917    2.0%    95.0%   6.8%  4.2%   8.6%     2.6%
                 -----------------------------------------------------
  Top 20 Markets 119,234   81.2%    94.7%   3.4%  5.2%   2.3%     0.6%

      All Other
         Markets  49,151   18.8%    92.8%   1.7%  3.9% (0.3%)     0.1%
                 -----------------------------------------------------
           Total 168,385  100.0%    94.1%   3.0%  4.9%   1.8%     0.4%
                 =====================================================



             Second Quarter 2005 vs. First Quarter 2005(a)
                Sequential Same-Store Results by Market

                                         -----------------------------
                                           Increase (Decrease) from
                                                 Prior Quarter
   -------------------------------------------------------------------
                                  2Q 2005
                          2Q 2005 Weighted
                           % of   Average
                          Actual Occupancy Rev-  Exp-
   Markets         Units    NOI       %    enues enses   NOI Occupancy
   -------------------------------------------------------------------
 1 South Florida  10,534    7.1%    95.3%   1.4%  2.4%   0.7%   (0.7%)
 2 Boston          6,151    7.1%    93.9%   2.9%(6.8%)   9.5%     1.4%
 3 Los Angeles     5,470    5.9%    95.3%   2.2%(0.1%)   3.4%     0.8%
 4 San Francisco
    Bay Area       5,990    5.7%    95.5%   1.5%(0.6%)   2.6%     0.4%
 5 DC Suburban
    Virginia       4,956    5.0%    96.1%   4.3%  2.0%   5.4%     2.4%
 6 Atlanta        10,622    4.8%    94.2%   0.8%  0.2%   1.2%     0.0%
 7 Phoenix         8,988    4.5%    93.8%   1.4%  1.4%   1.3%   (0.5%)
 8 Seattle/Tacoma  6,818    4.1%    95.9%   2.9%(0.1%)   5.0%     0.9%
 9 San Diego       3,766    3.9%    95.0%   1.5%  2.6%   1.0%     0.5%
10 Dallas/Ft
    Worth          9,245    3.8%    94.9%   0.4%  4.4% (3.2%)     0.1%
11 New England
    (excl Boston)  6,210    3.8%    93.7%   1.8%(4.6%)   7.4%     0.4%
12 Denver          6,947    3.6%    94.8%   1.5%  3.7%   0.3%     1.2%
13 DC Suburban
    Maryland       5,309    3.4%    94.0%   2.9%  2.9%   2.9%     1.2%
14 New York Metro
    Area           2,756    3.4%    96.0%   3.5%(0.0%)   5.7%     1.6%
15 Inland Empire,
    CA             3,504    3.1%    94.7%   3.4%  0.3%   4.8%     1.0%
16 Orange Co       3,013    3.0%    95.2%   1.8%  0.3%   2.5%     0.3%
17 Orlando         5,382    2.9%    95.9%   2.5%  5.0%   0.9%     0.4%
18 Portland        4,374    2.2%    94.3%   2.0%  1.9%   2.1%     0.2%
19 Houston         5,282    2.1%    91.9%   0.5%  5.2% (4.3%)     1.1%
20 Jacksonville    3,917    2.0%    95.0%   3.9%  5.4%   3.0%     1.2%
                 -----------------------------------------------------
  Top 20 Markets 119,234   81.2%    94.7%   2.1%  0.8%   2.9%     0.5%

      All Other
         Markets  49,151   18.8%    92.8%   1.5%  3.2%   0.1%     1.1%
                 -----------------------------------------------------
           Total 168,385  100.0%    94.1%   1.9%  1.4%   2.3%     0.7%
                 =====================================================

(a) Includes the same units as the Second Quarter 2005 vs. Second
    Quarter 2004 Same Store results for comparability purposes.



                     Portfolio as of June 30, 2005

                                   Properties  Units
                                  ----------- -------

Wholly Owned Properties                  837  175,498
Partially Owned Properties
 (Consolidated)                           39    6,805
Unconsolidated Properties                 57   16,117
                                   ---------- --------
                                         933  198,420


                      Portfolio Rollforward 2005

                                                           $      Cap
                                   Properties  Units    Millions  Rate
                                  ----------- -------  --------- -----

                       12/31/2004        939  200,149
Acquisitions:
     Rental Properties                    20    4,874    $729.8   5.6%
     Land Parcels                          -        -     $45.3
Dispositions:
     Rental Properties (1)               (24)  (5,994)  $(644.0)  4.9%
     Condominium Units                    (3)    (772)  $(198.3)
     Land Parcels                          -        -    $(36.3)
Completed Developments                     1      141
Unit Configuration Changes                 -       22
                                   ---------- -------
                        6/30/2005        933  198,420


                     Portfolio Rollforward Q2 2005

                                                           $      Cap
                                   Properties  Units    Millions  Rate
                                   ---------- -------  --------- -----

                        3/31/2005        939  199,510
Acquisitions:
     Rental Properties                    11    2,642    $445.6   5.6%
     Land Parcels                          -        -     $15.0
Dispositions:
     Rental Properties                   (14)  (3,320)   $218.7   5.9%
     Condominium Units                    (3)    (434)   $106.4
Unit Configuration Changes                 -       22
                                   ---------- -------
                        6/30/2005        933  198,420


(1) Cap rate was 6.1% excluding the sale of Water Terrace.



                           Portfolio Summary
                          As of June 30, 2005

                                                             % of 2005
                                                        % of     NOI
            Market               Properties  Units      Units   Budget

Boston                                35     6,692       3.4%     6.0%
DC Northern Virginia                  17     5,578       2.8%     4.9%
New York Metro Area                   14     3,812       1.9%     4.5%
New England (excluding Boston)        45     6,118       3.1%     3.6%
DC Suburban Maryland                  26     5,617       2.8%     3.3%
                               ---------------------------------------
Atlantic Region                      137    27,817      14.0%    22.4%

South Florida                         49    11,052       5.6%     6.5%
Orlando                               32     6,898       3.5%     3.6%
North Florida                         49     7,411       3.7%     3.0%
Tampa/Ft Myers                        27     4,694       2.4%     1.7%
                               ---------------------------------------
Florida Region                       157    30,055      15.1%    14.7%

Raleigh/Durham                        16     4,100       2.1%     1.4%
Charlotte                             11     3,391       1.7%     1.0%
                               ---------------------------------------
Carolina Region                       27     7,491       3.8%     2.4%

Atlanta                               62    13,014       6.6%     5.1%
Birmingham                             1       240       0.1%     0.0%
                               ---------------------------------------
Georgia Region                        63    13,254       6.7%     5.2%

Minneapolis/St Paul                   18     3,982       2.0%     1.9%
Chicago                                9     3,241       1.6%     1.6%
Southeastern Michigan                 21     2,845       1.4%     1.2%
Nashville                             11     2,729       1.4%     1.0%
Columbus                              31     3,415       1.7%     0.8%
Indianapolis                          29     3,056       1.5%     0.7%
Northern Ohio                         25     2,692       1.4%     0.7%
Southern Ohio                         20     1,634       0.8%     0.4%
Milwaukee                              3       686       0.3%     0.4%
Lexington                              7       656       0.3%     0.2%
Louisville                             8       608       0.3%     0.1%
St Louis                               1       192       0.1%     0.0%
                               ---------------------------------------
Midwest Region                       183    25,736      13.0%     9.1%

Lexford Other                         45     3,805       1.9%     1.0%

Dallas/Ft Worth                       36    10,862       5.5%     3.7%
Houston                               17     5,282       2.7%     1.9%
Austin                                13     3,868       1.9%     1.3%
Tulsa                                  7     1,828       0.9%     0.5%
San Antonio                            6     1,861       0.9%     0.4%
Kansas City                            1       288       0.1%     0.2%
                               ---------------------------------------
Texas Region                          80    23,989      12.1%     8.0%

Phoenix                               37    10,628       5.4%     4.4%
Tucson                                 2       558       0.3%     0.1%
Albuquerque                            2       369       0.2%     0.1%
                               ---------------------------------------
Arizona Region                        41    11,555       5.8%     4.5%

Denver                                28     8,692       4.4%     4.1%
                               ---------------------------------------
Colorado Region                       28     8,692       4.4%     4.1%

Los Angeles                           31     6,479       3.3%     6.3%
San Diego                             12     3,766       1.9%     3.7%
Inland Empire, CA                     12     3,971       2.0%     3.0%
Orange County, CA                      8     3,013       1.5%     2.9%
                               ---------------------------------------
Southern Cal Region                   63    17,229       8.7%    15.9%

San Francisco Bay Area                26     6,249       3.1%     4.9%
Central Valley, CA                    10     1,595       0.8%     0.5%
                               ---------------------------------------
Northern Cal Region                   36     7,844       4.0%     5.4%

Seattle                               38     7,713       3.9%     4.0%
Portland, OR                          13     4,678       2.4%     2.1%
Tacoma                                 7     2,341       1.2%     1.0%
                               ---------------------------------------
Washington Region                     58    14,732       7.4%     7.1%
                               ---------------------------------------
             Total                   918   192,199      96.9%    99.7%
Condominium Conversion                14     2,401       1.2%     0.3%
Ft. Lewis - Military Housing           1     3,820       1.9%     0.0%
                               ---------------------------------------
          Grand Total                933   198,420     100.0%   100.0%



                   Debt Summary as of June 30, 2005

                                                           Weighted
                                                            Average
                                         $ Millions (1)     Rate (1)
                                         -------------- --------------

   Secured                                      $3,204           5.71%
   Unsecured                                     3,449           5.96%
                                         -------------- --------------
      Total                                     $6,653           5.84%

   Fixed Rate                                   $5,215           6.46%
   Floating Rate                                 1,438           3.59%
                                         -------------- --------------
      Total                                     $6,653           5.84%

   Above Totals Include:
   ---------------------
   Tax Exempt:
      Fixed                                       $285           3.58%
      Floating                                     466           2.91%
                                         -------------- --------------
      Total                                       $751           3.15%

   Unsecured Revolving Credit Facility            $428           3.11%


(1) Net of the effect of any derivative instruments.


              Debt Maturity Schedule as of June 30, 2005

                  Year      $ Millions   % of Total
                  -----     ----------   ----------

                  2005           $199          3.0%
                  2006 (2)        579          8.7%
                  2007            397          6.0%
                  2008 (3)      1,036         15.6%
                  2009            839         12.6%
                  2010            216          3.2%
                  2011            717         10.8%
                  2012            519          7.8%
                  2013            451          6.8%
                 2014+ (4)      1,700         25.5%
                            ----------   ----------
                  Total        $6,653        100.0%


(2) Includes $150 million of unsecured debt with a final maturity of 2026 that is putable in 2006.

(3) Includes $428 million outstanding on the Company's unsecured revolving credit facility. The Company entered into a new credit facility on April 1, 2005 that matures on May 29, 2008.

(4) Includes $300 million of unsecured debt with a final maturity of 2015 that was putable/callable on April 13, 2005. Debt was remarketed and remains outstanding until April 13, 2015.



               Selected Unsecured Public Debt Covenants

                                                              June 30,
                                                                2005
                                                             ---------

 Total Debt to Adjusted Total Assets (not to exceed 60%)         42.6%


 Secured Debt to Adjusted Total Assets (not to exceed 40%)       20.5%


 Consolidated Income Available For Debt Service To
     Maximum Annual Service Charges
     (must be at least 1.5 to 1)                                 2.89


 Total Unsecured Assets to Unsecured Debt
      (must be at least 150%)                                   290.3%


These selected covenants relate to ERP Operating Limited Partnership's ("ERPOP") outstanding unsecured public debt. Equity Residential is the general partner of ERPOP. The terms are defined in the original indenture.


               Market Capitalization as of June 30, 2005

Total Debt                                             $6,652,659,406

Common Shares & OP Units                  308,056,054
Common Share Equivalents                    1,819,996
                                          ------------
Total outstanding at quarter-end          309,876,050
Common Share Price at June 30, 2005            $36.82
                                          ------------
                                                       11,409,636,161
Perpetual Preferred Shares Liquidation
 Value                                                    615,000,000
Perpetual Preference Interests
 Liquidation Value                                         25,500,000
                                                      ----------------
Total Market Capitalization                           $18,702,795,567

Total Debt/Total Market Capitalization                             36%



         Common Share and Operating Partnership Unit (OP Unit)
                 Weighted Average Amounts Outstanding

                     YTD 2Q05     YTD 2Q04       2Q05         2Q04
                   ------------ ------------ ------------ ------------

Weighted Average
 Amounts Outstanding
 for Net Income
 Purposes:
  Common Shares -
   basic           284,899,012  278,223,576  285,283,094  278,949,482
  Shares issuable
   from assumed
   conversion/
   vesting of:
    - OP Units      20,893,584   21,214,377   20,906,578   20,897,740
    - share
     options/
     restricted
     shares          3,569,088    2,578,607    3,789,207    2,354,058
                   ------------ ------------ ------------ ------------
  Total Common
   Shares and OP
   Units - diluted 309,361,684  302,016,560  309,978,879  302,201,280

Weighted Average
 Amounts
 Outstanding for
 FFO Purposes:
  OP Units - basic  20,893,584   21,214,377   20,906,578   20,897,740
  Common Shares -
   basic           284,899,012  278,223,576  285,283,094  278,949,482
                   ------------ ------------ ------------ ------------
  Total Common
   Shares and OP
   Units - basic   305,792,596  299,437,953  306,189,672  299,847,222
  Shares issuable
   from assumed
   conversion/
   vesting of:
    - convertible
     preferred
     shares/units      847,812    2,540,697      828,816    2,531,588
    - share
     options/
     restricted
     shares          3,569,088    2,578,607    3,789,207    2,354,058
                   ------------ ------------ ------------ ------------
  Total Common
   Shares and OP
   Units - diluted 310,209,496  304,557,257  310,807,695  304,732,868

Period Ending
 Amounts
 Outstanding:
  OP Units          20,911,721
  Common Shares    287,144,333
                   ------------
  Total Common
   Shares and OP
   Units           308,056,054



              Unconsolidated Entities as of June 30, 2005
      (Amounts in thousands except for project and unit amounts)


                                 Institutional
                                     Joint     Lexford /
                                    Ventures     Other     Totals
                                 ------------ ----------- ---------

Total projects                            45          11        56 (1)
                                 ------------ ----------- ---------

Total units                           10,846       1,451    12,297 (1)
                                 ------------ ----------- ---------

Company's ownership percentage of
 outstanding debt                       25.0%       10.7%

Company's share of outstanding
 debt (2)                           $121,200      $2,861  $124,061
                                 ------------ ----------- ---------


Operating information for the
 six-months ended 6/30/05
 (at 100%):
   Operating revenue                 $46,371      $4,462   $50,833
   Operating expenses                 20,893       2,342    23,235
                                 ------------ ----------- ---------
   Net operating income               25,478       2,120    27,598
   Depreciation                       11,010         956    11,966
   Other                                 176           2       178
                                 ------------ ----------- ---------
   Operating income                   14,292       1,162    15,454
   Interest and other income             175          16       191
   Interest:
        Expense incurred, net        (18,722)     (1,047)  (19,769)
        Amortization of deferred
         financing costs                (308)        (91)     (399)
                                 ------------ ----------- ---------
   Net (loss) income                 $(4,563)        $40   $(4,523)
                                 ============ =========== =========


(1) Totals exclude Fort Lewis Military Housing consisting of one property and 3,820 units, which is not accounted for under the equity method of accounting, but is included in the Company's property/unit counts at June 30, 2005.

(2) All debt is non-recourse to the Company.



         Consolidated Development Projects as of June 30, 2005
      (Amounts in thousands except for project and unit amounts)


                                                  Total   Total Book
                                          No. of  Capital   Value To
Projects               Location            Units  Cost (1) Date (1)(2)
----------------------------------------------------------------------

Projects Under
 Development
--------------
2400 M St              Washington, D.C.      359  $111,947    $85,356
Union Station          Los Angeles, CA       278    57,727     33,372
Indian Ridge           Waltham, MA           264    47,032     38,067
Bella Vista III (3)    Woodland Hills,
                        CA                   264    70,649     25,053
                                       -------------------------------

Total Projects Under
 Development                               1,165   287,355    181,848

Completed Not
 Stabilized:
-------------
1210 Massachusetts Ave.
 (Sovereign Park)      Washington, D.C.      144    39,702     39,456
City View at the
 Highlands (3)         Lombard, IL           403    65,539     64,932
Marina Bay II (3)(4)   Quincy, MA            108    23,480     23,153
                                       -------------------------------

Total Projects Completed
 Not Stabilized                              655   128,721    127,541

Completed And Stabilized
 During the Quarter:
------------------------
City Place
 (Westport) (3)        Kansas City, MO       288    33,539     33,539
                                       -------------------------------

Total Projects Completed
 And Stabilized During
 the Quarter                                 288    33,539     33,539
                                       -------------------------------


Total Projects                             2,108  $449,615   $342,928
                                       ===============================


                                      Percentage Percentage Percentage
Projects               Location        Completed   Leased    Occupied
----------------------------------------------------------------------

Projects Under
 Development
--------------
2400 M St              Washington, D.C.       74%        -          -
Union Station          Los Angeles, CA        49%        -          -
Indian Ridge           Waltham, MA            88%       23%        14%
Bella Vista III (3)    Woodland Hills,
                        CA                     9%        -          -


Completed Not
 Stabilized:
-------------
1210 Massachusetts Ave.
 (Sovereign Park)      Washington, D.C.      100%       74%        73%
City View at the
 Highlands (3)         Lombard, IL           100%       97%        93%
Marina Bay II (3)(4)   Quincy, MA            100%       52%        51%


Completed And Stabilized
 During the Quarter:
------------------------
City Place
 (Westport) (3)        Kansas City, MO       100%       98%        97%


                                                           Estimated
                                           Estimated     Stabilization
Projects               Location          Completion Date      Date
----------------------------------------------------------------------

Projects Under
 Development
--------------
2400 M St              Washington, D.C.        1Q 2006         3Q 2007
Union Station          Los Angeles, CA         1Q 2006         4Q 2006
Indian Ridge           Waltham, MA             4Q 2005         4Q 2006
Bella Vista III (3)    Woodland Hills,
                        CA                     4Q 2006         3Q 2007


Completed Not
 Stabilized:
--------------
1210 Massachusetts Ave.
 (Sovereign Park)      Washington, D.C.      Completed         4Q 2005
City View at the
 Highlands (3)         Lombard, IL           Completed         3Q 2005
Marina Bay II (3)(4)   Quincy, MA            Completed         4Q 2005


Completed And Stabilized
 During the Quarter:
------------------------
City Place
 (Westport) (3)        Kansas City, MO       Completed         2Q 2005




                                            Total Capital      Q2 2005
NOI CONTRIBUTION FROM DEVELOPMENT PROJECTS     Cost (1)          NOI
                                          ----------------------------
Projects Under Development                     $287,355         $(215)
Completed Not Stabilized                        128,721         1,104
Completed And Stabilized During the
 Quarter                                         33,539           559
                                          ----------------------------
         Total Development/Newly
          Stabilized NOI Contribution          $449,615        $1,448
                                          ============================


(1) Total capital cost represents estimated development cost for projects under development and all capitalized costs incurred to date plus any estimates of costs remaining to be funded for all completed projects.

(2) Of the total book value to date, $170.0 million has been transferred to land and depreciable property and $172.9 million is currently reflected as construction in progress ("CIP"). The remaining $230.2 million of CIP represents land held for future development and related costs and land and related development costs for uncompleted condominium projects. Of the $106.7 million remaining to be invested, $59.9 million will be funded through third party construction mortgages.

(3) Projects are wholly owned. All others are partially owned.

(4) Project was sold on July 1, 2005.



   Consolidated Condominium Conversion Projects as of June 30, 2005
      (Amounts in thousands except for project and unit amounts)


                                                     Units
                                         -----------------------------
                                                       Available for
                                                            Sale
                                                      ----------------
                        Project Estimated              Sold
                         Start    Close        Units    Not
Projects    Location      Date  Out Date Total Closed Closed Available
----------------------------------------------------------------------

For Sale
--------
Four Lakes  Lisle, IL   Q4 2001 Q4 2005    942    743     63      136
Venetian I
 & II       Phoenix, AZ Q1 2004 Q4 2005    264    148    116        -
Radius at
 Logan
 Circle (1) Washington,
             DC         Q2 2004 Q3 2005    170    169      -        1
Watermarke
 (1)        Irvine, CA  Q3 2004 Q4 2006    535    254    108      173
Atlas (1)   Washington,
             DC         Q4 2004 Q4 2005    141      -     99       42
Grand
 Marquis    Plantation,
             FL         Q4 2004 Q1 2006    198      -    194        4
Tuscany
 Villas     Scottsdale,
             AZ         Q4 2004 Q2 2006    180      -      -      180
Fairway
 Greens     Pembroke
             Pines, FL  Q1 2005 Q2 2006    152      -      -      152
Magnuson
 Pointe     Seattle, WA Q1 2005 Q2 2006    104      -      -      104
Timber
 Ridge      Woodinville,
             WA         Q1 2005 Q1 2007    203      -      -      203
Braewood    Bothell, WA Q2 2005 Q2 2006     84      -      -       84
Fifth
 Avenue
 North      Seattle, WA Q2 2005 Q1 2006     62      -      -       62
Milano
 Terrace    Scottsdale,
             AZ         Q2 2005 Q3 2006    224      -      -      224
Riviera
 Palms      Coconut
             Creek, FL  Q2 2005 Q3 2006    248      -      -      248
South Palm
 Place      Tamarac, FL Q2 2005 Q4 2006    208      -      -      208
                                         -----------------------------

                                         3,715  1,314    580    1,821

Closed Out
----------
Country
 Club
 Estates    Mill Creek,
             WA         Q1 2004  Q2 2005   151    151      -        -
Grand Oasis Coral
             Springs,
             FL         Q2 2004 Q2 2005    198    198      -        -
Sterling
 Heights    Bellevue,
             WA         Q2 2004 Q2 2005    116    116      -        -
Verona      Scottsdale,
             AZ         Q2 2004 Q2 2005    108    108      -        -
Projects
 closed out
 prior to 2005                             388    388      -        -
                                         -----------------------------

                                           961    961      -        -

Totals                               19  4,676  2,275    580    1,821
                                         =============================


                                               2005 YTD Activity
                                         -----------------------------

                        Project Estimated                     FFO
                         Start    Close   Units   Sales    Incremental
Projects    Location      Date  Out Date Closed   Price   Gain on Sale
----------------------------------------------------------------------

For Sale
---------
Four Lakes  Lisle, IL   Q4 2001 Q4 2005      96 $ 13,862 $      2,055
Venetian I
 & II       Phoenix, AZ Q1 2004 Q4 2005      55   10,927        2,921
Radius at
 Logan
 Circle (1) Washington,
             DC         Q2 2004 Q3 2005      53   21,437        3,227
Watermarke
 (1)        Irvine, CA  Q3 2004 Q4 2006     209   92,162        8,834
Atlas (1)   Washington,
             DC         Q4 2004 Q4 2005       -        -            -
Grand
 Marquis    Plantation,
             FL         Q4 2004 Q1 2006       -        -            -
Tuscany
 Villas     Scottsdale,
             AZ         Q4 2004 Q2 2006       -        -            -
Fairway
 Greens     Pembroke
             Pines, FL  Q1 2005 Q2 2006       -        -            -
Magnuson
 Pointe     Seattle, WA Q1 2005 Q2 2006       -        -            -
Timber
 Ridge      Woodinville,
             WA         Q1 2005 Q1 2007       -        -            -
Braewood    Bothell, WA Q2 2005 Q2 2006       -        -            -
Fifth
 Avenue
 North      Seattle, WA Q2 2005 Q1 2006       -        -            -
Milano
 Terrace    Scottsdale,
             AZ         Q2 2005 Q3 2006       -        -            -
Riviera
 Palms      Coconut
             Creek, FL  Q2 2005 Q3 2006       -        -            -
South Palm
 Place      Tamarac, FL Q2 2005 Q4 2006       -        -            -
                                         -----------------------------

                                            413  138,388       17,037

Closed Out
----------
Country
 Club
 Estates    Mill Creek,
             WA         Q1 2004  Q2 2005     86   14,883        2,867
Grand Oasis Coral
             Springs,
             FL         Q2 2004 Q2 2005      89   12,875        3,473
Sterling
 Heights    Bellevue,
             WA        Q2 2004 Q2 2005      76   16,083        2,979
Verona      Scottsdale,
             AZ         Q2 2004 Q2 2005     108   16,092        3,334
Projects
 closed out
 prior to 2005                                -        -          (71)
                                         -----------------------------

                                            359   59,933       12,582

Totals                               19     772 $198,321 $     29,619
                                         =============================


Net incremental
 gain on sales of
 condominium units                                       $     29,619
Property management
 and general and
 administrative expenses                                       (2,056)
Discontinued operating
 income                                                           250
                                                          ------------

Net Income - Condominium
 Division (2)                                            $     27,813
                                                          ============


                                                   2Q 2005
                                        ------------------------------

                        Project Estimated                     FFO
                         Start    Close   Units   Sales    Incremental
Projects    Location      Date  Out Date Closed   Price   Gain on Sale
----------------------------------------------------------------------

For Sale
--------
Four Lakes  Lisle, IL   Q4 2001 Q4 2005     66  $  9,497 $      1,782
Venetian I
 & II       Phoenix, AZ Q1 2004 Q4 2005     54    10,769        2,915
Radius at
 Logan
 Circle (1) Washington,
             DC         Q2 2004 Q3 2005      3     1,353          194
Watermarke
 (1)        Irvine, CA  Q3 2004 Q4 2006    123    53,251        4,704
Atlas (1)   Washington,
             DC         Q4 2004 Q4 2005      -         -            -
Grand
 Marquis    Plantation,
             FL         Q4 2004 Q1 2006      -         -            -
Tuscany
 Villas     Scottsdale,
             AZ         Q4 2004 Q2 2006      -         -            -
Fairway
 Greens     Pembroke
             Pines, FL  Q1 2005 Q2 2006      -         -            -
Magnuson
 Pointe     Seattle, WA Q1 2005 Q2 2006      -         -            -
Timber
 Ridge      Woodinville,
             WA         Q1 2005 Q1 2007      -         -            -
Braewood    Bothell, WA Q2 2005 Q2 2006      -         -            -
Fifth
 Avenue
 North      Seattle, WA Q2 2005 Q1 2006      -         -            -
Milano
 Terrace    Scottsdale,
             AZ         Q2 2005 Q3 2006      -         -            -
Riviera
 Palms      Coconut
             Creek, FL  Q2 2005 Q3 2006      -         -            -
South Palm
 Place      Tamarac, FL Q2 2005 Q4 2006      -         -            -
                                        ------------------------------

                                           246    74,870        9,595

Closed Out
----------
Country
 Club
 Estates    Mill Creek,
             WA         Q1 2004 Q2 2005     46     7,941        1,620
Grand Oasis Coral
             Springs,
             FL         Q2 2004 Q2 2005      5       727          (16)
Sterling
 Heights    Bellevue,
             WA         Q2 2004 Q2 2005     29     6,735        1,412
Verona      Scottsdale,
             AZ         Q2 2004 Q2 2005    108    16,092        3,334
Projects
 closed out
 prior to 2005                               -         -           (1)
                                        ------------------------------

                                           188    31,495        6,349

Totals                              19     434  $106,365 $     15,944
                                        ==============================


Net incremental
 gain on sales of
 condominium units                                       $     15,944
Property management
 and general and
 administrative expenses                                       (1,180)
Discontinued operating
 income                                                          (113)
                                                          ------------

Net Income - Condominium
 Division (2)                                            $     14,651
                                                          ============


(1) Partially owned projects; incremental gain on sale represents portion attributable to the Company.

(2) Excludes interest income and interest expense specific to condominium conversion projects.



   Maintenance Expenses and Capitalized Improvements to Real Estate
                For the Six Months Ended June 30, 2005
      (Amounts in thousands except for unit and per unit amounts)


                         ---------------------------------------------
                                     Maintenance Expenses
                         ---------------------------------------------

                  Total            Avg.           Avg.            Avg.
                  Units  Expense   Per  Payroll   Per             Per
                  (1)      (2)     Unit   (3)     Unit   Total    Unit
                -------- -------------- -------------- ---------------

Established
 Properties (6) 151,934  $45,194  $297  $42,058  $277   $87,252  $574

New Acquisition
 Properties (7)  21,282    6,655   354    5,151   274    11,806   628

Other (8)         9,087    5,214          4,523           9,737
                -------- --------       --------       ---------

Total           182,303  $57,063        $51,732        $108,795
                ======== ========       ========       =========


                   ---------------------------------------------------
                         Capitalized Improvements to Real Estate
                   ---------------------------------------------------

                                Avg.   Building    Avg.           Avg.
                   Replacements Per   Improvements Per            Per
                       (4)      Unit      (5)      Unit  Total    Unit
                   ------------------ ----------------- --------------

Established
 Properties (6)       $26,532   $175     $33,635  $221  $60,167  $396

New Acquisition
 Properties (7)         2,168    115       7,046   374    9,214   489

Other (8)              10,035             14,015         24,050
                   -----------        -----------       --------

Total                 $38,735            $54,696        $93,431
                   ===========        ===========       ========


                   --------------------
                    Total Expenditures
                   --------------------

                                 Avg.
                                 Per
                   Grand Total   Unit
                   --------------------

Established
 Properties (6)     $147,419      $970

New Acquisition
 Properties (7)       21,020     1,117

Other (8)             33,787
                   ----------

Total               $202,226
                   ==========


(1) Total units exclude 16,117 unconsolidated units.

(2) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.

(3) Maintenance payroll includes employee costs for maintenance, cleaning, housekeeping, and landscaping.

(4) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.

(5) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.

(6) Wholly Owned Properties acquired prior to January 1, 2003.

(7) Wholly Owned Properties acquired during 2003, 2004 and 2005. Per unit amounts are based on a weighted average of 18,823 units.

(8) Includes properties either Partially Owned or sold during the period, commercial space, condominium conversions and $2.8 million included in building improvements spent on six specific assets related to major renovations and repositioning of these assets.



                        Discontinued Operations
                        (Amounts in thousands)

                                Six Months Ended      Quarter Ended
                                     June 30,            June 30,
                               ------------------- -------------------
                                  2005      2004      2005      2004
                               ------------------- -------------------

REVENUES
Rental income                   $23,866   $69,466    $8,029   $32,860
                               --------- --------- --------- ---------
     Total revenues              23,866    69,466     8,029    32,860
                               --------- --------- --------- ---------

EXPENSES (1)
Property and maintenance         11,679    25,979     5,114    11,799
Real estate taxes and
 insurance                        4,693     8,248     1,143     4,099
Property management                 137       126        55       126
Depreciation                      4,818    17,834     1,243     8,700
                               --------- --------- --------- ---------
     Total expenses              21,327    52,187     7,555    24,724
                               --------- --------- --------- ---------

Discontinued operating income     2,539    17,279       474     8,136

Interest and other income           114        98        78        55
Interest:
     Expense incurred, net       (7,107)   (5,675)   (3,104)   (3,693)
     Amortization of deferred
      financing costs              (209)     (480)      (94)     (176)
                               --------- --------- --------- ---------
Discontinued operations, net    $(4,663)  $11,222   $(2,646)   $4,322
                               ========= ========= ========= =========


(1) Includes expenses paid in the current period for properties sold in prior periods related to the Company's period of ownership.



    As a result of the Securities and Exchange Commission's Regulation FD, the Company will provide earnings guidance in its quarterly earnings release. These projections are based on current expectations and are forward-looking.


              2005 Earnings Guidance (per share diluted)
              ------------------------------------------

                                             Q3 2005         2005
                                         -------------- --------------

Expected EPS (1) (3)                     $0.37 to $0.39 $2.01 to $2.11
Add:  Expected depreciation expense           0.41           1.62
Less: Expected net gain on sales (1)         (0.23)         (1.20)

                                         -------------- --------------
Expected FFO (2) (3)                     $0.55 to $0.57 $2.43 to $2.53
                                         ============== ==============


         Same-Store Assumptions
         ----------------------

                                              2005
                                         --------------

Physical occupancy                            94.0%

Revenue change                           2.00% to 3.25%

Expense change                            3.6% to 5.0%

NOI change                                0.0% to 3.0%

Acquisitions                              $2.0 billion

Dispositions                              $1.4 billion


(1) Earnings per share ("EPS") represents net income per share calculated in accordance with accounting principles generally accepted in the United States. Expected EPS is calculated on a basis consistent with actual EPS. Due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales, actual EPS could differ materially from expected EPS.

(2) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Expected FFO is calculated on a basis consistent with actual FFO.

(3) Q1 2005 and full year 2005 include $0.21 per share of non-recurring realized gain on sale of vacant land ($0.03) and eBay, Inc.'s acquisition of the Company's ownership in Rent.com ($0.18).



    CONTACT: Equity Residential
             Marty McKenna, 312-928-1901